THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 30, 2001, to that certain Credit Agreement dated as of November 17, 1999 (as amended by the First Amendment to Credit Agreement, dated as of June 30, 2000, and the Second Amendment and Waiver to Credit Agreement dated as of November 17, 2000, as extended by the Letter Agreement, dated February 17, 2001, and the Letter Agreement, dated March 17, 2001, the "Credit Agreement"), among Equivest Finance, Inc. (the "Borrower"), Peppertree Acquisition Corp. ("Newco"), Peppertree Acquisition Corp. II ("Newco II") and Bank of America, N.A. (the "Lender").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Lender, the Borrower, Newco and Newco II entered into the Credit Agreement; and

         WHEREAS, the Borrower has requested that certain amendments to the Credit Agreement be made and the Lender is on the terms and conditions stated below willing to grant such requests to the Borrower;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, the parties hereby agree as follows:

         1. Definitions. Except as otherwise set forth herein, capitalized terms not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

         2. Amendments to the Credit Agreement.

         Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

         (a) The definition of "Collateral" in Section 1.1 (Defined Terms) is amended to read in its entirety as follows:


          "Collateral" means any collateral granted at any time by any Person to the Lender to secure the Obligations, including without limitation, the following collateral subject to the Pledge Agreement, the Security Agreement and the Mortgages (a) all outstanding shares of the capital stock of the Peppertree Entities, Newco I and Newco II; (b) all general and limited partnership interests in Great Smokies (after the making of the Great Smokies Drawing); (c) all "Collateral" as such term is defined in the Security Agreement; and (d) all property subject to the Lien of any Mortgage.

         (b) The definition of "Collateral Document" in Section 1.1 (Defined Terms) is amended to read in its entirety as follows:

          "Collateral Document" means the Pledge Agreement, the Security Agreement, the Mortgages and any other agreement pursuant to which a lien, pledge or security interest in any property (including, without limitation, real or personal property) is granted to the Lender and all documents related thereto.

         (c) The definition of "LIBOR Basis" in Section 1.1 (Defined Terms) is amended to read in its entirety as follows:

          "LIBOR Basis" means a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate and (b) (i) during the Initial Term, the sum of the LIBOR Base Rate plus 3.00%; (ii) for the period from and including August 18, 2000 through and including November 17, 2000, the sum of the LIBOR Base Rate plus 3.50%; (iii) during the Extension Period, the sum of the LIBOR Base Rate plus 3.75%; (iv) during the period from and including February 17, 2001 to February 17, 2002, 3.75% (or 4.00% from July 17, 2001, if Peppertree Net Cash Proceeds in escrow or realized did not equal or exceed $3,500,000 on or before July 15, 2001); (v) if the option set forth in Section 2.8(b) is exercised, then during the period from and including February 18, 2002 to November 17, 2002, the rate determined pursuant to clause (iv) hereof; (vi) if the option set forth in Section 2.8(b) is exercised, then during the period from and including November 18, 2002 to February 17, 2003, the rate determined pursuant to clause (iv) hereof, plus 0.25%.

         (d) The definition of "Loan Documents" in Section 1.1 (Defined Terms) is amended to read in its entirety as follows:

          "Loan Documents" means this Agreement, the Term Note, the Pledge Agreement, the Security Agreement, the Mortgages, any other Collateral Document, the Subsidiary Guaranty, any Hedge Agreements entered into with the Lender and any other document or agreement executed or delivered from time to time by the Borrower, any Guarantor or any other Subsidiary or Affiliate of the Borrower or any other Person in connection herewith or as security for the Obligations.

         (e) The definition of "Payment Date" in Section 1.1 (Defined Terms) is amended to read in its entirety as follows:

          "Payment Date" means the seventeenth day of each calendar month.

         (f) Section 1.1 (Defined Terms) is amended by adding the following new definitions in alphabetical order as follows:


          "Additional Prepayments" has the meaning specified in Section 2.5(b)(vi) hereof.

          "Mortgages" means the mortgages, deeds of trust or other instruments in favor of the Lender encumbering the Peppertree Assets, in form and substance satisfactory to the Lender.

          "Peppertree Assets" means the real properties specified on Schedule 18 hereto and any rights in connection with the option to purchase additional real property associated with the property identified on Schedule 18 hereto as the "Myrtle Beach/Blackwater, LLC Tract 1" property.

          "Peppertree Net Cash Proceeds" means, with respect to the sale of any Peppertree Assets, the amount of cash received by the Borrower from sales, or to be received by the Borrower from sales in escrow (as such escrows are described in Section 5.19), before deducting from such amount payment of the outstanding principal amount of any Indebtedness secured by a Lien on such Peppertree Assets that is senior to the Lien of the Lender on such Peppertree Assets and that is required to be repaid under the terms of such Indebtedness as a result of such sale.

          "Second Extension Period" has the meaning specified in Section 2.8(b) hereof.

         (g) Section 1.1 (Defined Terms) is amended by deleting from the definition of "Maturity Date" the following: "February 17, 2001" and adding in its place the following: "February 17, 2002".

         (h) The definition of "Reference Rate" in Section 1.1 (Defined Terms) is amended to read in its entirety as follows:

          "Reference Rate" means, for any day, a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate and (b) the sum of (x)
     (i) during the Initial Term, 0.50%, (ii) during the period from and including August 18, 2000 through and including November 17, 2000, 1.00%,
     (iii) during the Extension Period, 1.25%, (iv) during the period from and including February 17, 2001 to February 17, 2002, 1.25% (or 1.50% from July 17, 2001, if Peppertree Net Cash Proceeds in escrow or realized did not equal or exceed $3,500,000 on or before July 15, 2001); (v) if the option set forth in Section 2.8(b) is exercised, then during the period from and including February 18, 2002 to November 17, 2002, the rate determined pursuant to clause (iv) hereof; (vi) if the option set forth in Section 2.8(b) is exercised, then during the period from and including November 18, 2002 to February 17, 2003, the rate determined pursuant to clause (iv) hereof, plus 0.25%, plus, in each case (y) the prime rate of the Lender, which rate is the floating rate of interest most recently announced by the Lender at its principal office in Charlotte, North Carolina as its "prime rate", provided that any change in the prime rate announced by the Lender shall take effect at the opening of business on the date specified in the public announcement of such change.

         (i) The first sentence of Section 2.5(b)(ii) (Mandatory Prepayments) is amended in its entirety to read as follows:

          On the date of any Asset Sale (including any Asset Sale of any Peppertree Assets after the Additional Prepayments have been paid in full) the Borrower shall prepay the Term Note in an amount equal to all of the Net Cash proceeds of such Asset Sale. On the date of any Offering, the Borrower shall prepay the Term Note in an amount equal to 80% of the amount by which the Net Cash Proceeds of any such Offering exceeds $5,000,000.

         (j) Section 2.5(b) (Mandatory Prepayments) is amended by adding a new subsection (vi) thereto, to read in its entirety as follows:

          (vi) The Borrower shall prepay the Term Loan in an aggregate amount equal to $4,800,000 as follows (collectively, the "Additional Prepayments"): (A) $1,000,000 on November 1, 2001 and, (B) if the option set forth in Section 2.8(b) is exercised, $2,500,000 on January 31, 2002 and $1,300,000 on November 1, 2002.

         (k) Section 2.5(b) (Mandatory Prepayments) is amended by adding a new subsection (vii) thereto, to read in its entirety as follows:

          (vii) On the date of any sale of Peppertree Assets, the Borrower shall pay to the Lender an amount equal to 75% of the Net Cash Proceeds of such Asset Sale, which shall be applied to the prepayment of the Additional Prepayments as set forth in Section 2.5(b)(vi) hereof in the order such prepayments are due until all $4,800,000 of such Additional Prepayments have been paid in full.

         (l) Section 2.8(a) (Payment of Principal of Term Note/Extensions) is amended to read in its entirety as follows:

          (a) The principal of the Term Note shall be paid in installments as set forth on Schedule 19 hereto. In addition, to the extent not otherwise required to be paid earlier as provided herein, the remaining principal amount of the Term Note, all accrued interest and fees thereon, and all other Obligations related thereto, shall be due and payable in full on the Maturity Date, except as set forth in Section 2.8(b).

         (m) Section 2.8 is amended by adding a new subsection (b) thereto, to read in its entirety as follows:

         (b) The Maturity Date shall be extended if:

          (i) no later than January 31, 2002, the Borrower shall have delivered to the Lender a written notice (the "Extension Notice") stating that the Borrower desires to extend the Maturity Date of the Term Note until February 17, 2003 and certifying that no Default or Event of Default has occurred or would occur after giving effect to all of the conditions set forth in this Section 2.8(b), which notice shall be accompanied by payment of an extension fee in the amount of $75,000;

          (ii) the Borrower shall have made all payments required to be made pursuant to Schedule 19 as of the date of the Extension Notice;

          (iii) the Borrower shall have made the $1,000,000 Additional Prepayment shown on Schedule 19 hereto on or before November 1, 2001;

          (iv) the Borrower shall have made the $2,500,000 Additional Prepayment shown on Schedule 19 hereto on or before January 31, 2002;

          (v) the Borrower shall have paid the advisory fee pursuant to the terms of the letter agreement dated March 30, 2001 between the Borrower and the Lender (unless previously waived in writing by the Lender);

     in which case the Term Note shall be extended to mature on February 17, 2003 (the "Second Extension Period"); provided, however, that the extension of the Maturity Date is subject to the condition that no Default or Event of Default shall have occurred and be continuing on the date on which the conditions set forth in this Section 2.8 (b) have been completed.

         (n) Section 4.1(g) (Title to Properties) is amended to read in its entirety as follows:

          Title to Properties. The Borrower and its Subsidiaries and Affiliates have good and indefeasible title to, or a valid leasehold interest in, all of their material assets. Except as set forth on Schedule 20, none of their assets is subject to any Liens, except Permitted Liens. Except as set forth on Schedule 20, no financing statement, mortgage or other Lien filing (except relating to Permitted Liens) is on file in any state or jurisdiction that names the Borrower or any of its Subsidiaries or Affiliates as debtor or covers (or purports to cover) any assets of the Borrower or any of its Subsidiaries or Affiliates. Except as set forth on
     Schedule 20, the Borrower and its Subsidiaries and Affiliates have not signed any such financing statement or filing, nor any mortgage or security agreement authorizing any Person to file any such financing statement or filing (except relating to Permitted Liens).

         (o) Section 4.1 (Representations and Warranties) is amended by adding a new clause (iii) to subsection (qq) to read in its entirety as follows:

          (iii) The Mortgages are effective to create in favor of the Lender, a legal, valid and enforceable security interest in the Peppertree Assets and, when such Mortgages in appropriate form are recorded in the appropriate state or local offices, the Lender shall have a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Peppertree Assets, in each case prior and superior in right to any other Person, except as set forth on Schedule 20.

         (p) Section 5.11 (Further Assurances) is amended by adding the following at the end thereof:

          (i) The Borrower and its Subsidiaries and Affiliates shall execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Lender may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Mortgages and any other agreements pursuant to which a lien, pledge or security interest in any Peppertree Assets is granted to the Lender and all documents related thereto.

         (q) Article 5 (General Covenants) is amended by adding two new sections thereto to read in their entirety as follows:


          5.19 Peppertree Asset Sales. The Borrower shall sell sufficient Peppertree Assets on or prior to July 15, 2001 for an amount equal to at least $3,500,000 in Peppertree Net Cash Proceeds, which amounts shall be applied to the payment of the Additional Prepayments as set forth in
     Section 2.5(b)(vi). Such sales of Peppertree Assets may include sales in escrow which are evidenced by (a) a purchase and sale agreement executed by buyer and seller and (b) an opened escrow into which the down payment or other deposit required under the terms of the purchase and sale agreement has been deposited, all of which shall be reasonably satisfactory to the Lender.

          5.20 Sale of Stock of the Borrower. The Borrower shall use its best efforts to find an interested buyer for the purchase of the shares of the Borrower held by the Estate.

         (r) Section 7.11 (Interest Coverage Ratio) is amended by deleting "1.90:1.00" and replacing it with "1.85:1.00".

         (s) Section 7.15 (Average Quarterly Charge-Off Rate) is amended by deleting "3.0%" and replacing it with "6.0%".

         (t) Section 7.16 (Average Quarterly Default Rate) is amended by deleting "4.5%" and replacing it with "3.0%".

         (u) Section 7.17 (Average Quarterly Delinquency Rate) is amended by deleting "7.5%" and replacing it with "6.0%".

         (v) The Agreement is amended to add three new schedules thereto, to be designated Schedule 18, Schedule 19 and Schedule 20, in the form of Exhibit A-1, A-2 and A-3 hereto.

         (w) The Term Note is amended and restated to read in its entirety as set forth in Exhibit B hereto.

         3. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants, as of the date hereof, that:

         (a) It has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, without any notice, consent, approval or authorization not already obtained, and that it has taken all necessary action to authorize the same.

(b) The making and delivery of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, does not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

         (c) The representations and warranties made by it contained in the Credit Agreement are true and correct on the date hereof and after giving effect hereto.

         (d) No Event of Default or Default has occurred and is continuing under the Credit Agreement on the date hereof and after giving effect hereto.

         4. Conditions Precedent. This Amendment shall become effective, as of the date hereof, upon receipt by the Lender of the following:

         (a) a counterpart of this Amendment duly executed and delivered by the Borrower and each Guarantor and the Term Note in the form of Exhibit B hereto, duly executed and delivered by the Borrower;

         (b) payment of the advisory fee due on November 18, 2000 in accordance with the terms of the letter agreement dated as of June 30, 2000 in the amount of $80,946.25 and deferred by the Lender until February 17, 2001, which has been paid on February 20, 2001;

         (c) a letter agreement, duly executed and delivered by the Borrower with respect to the payment of an advisory fee relating to the extension of the Maturity Date to February 17, 2002;

         (d) an opinion of counsel to the Borrower addressed to the Lender as to such matters reasonably requested by the Lender;

         (e) all other costs and expenses, including, without limitation, (i) the fees and expenses of Dechert in the amount of $3,678.00 and $2,786.49 relating to their invoices dated November 8, 2000 and November 17, 2000, and
(ii) the fees and expenses of Dechert in connection with the preparation of this Amendment.

         5. Conditions Subsequent. Any and all obligations of the Lender are expressly conditioned upon receipt and performance of the following on or before May 1, 2001 and the failure of the Borrower to deliver such items or perform such conditions on or before such date shall constitute an Event of Default under the Agreement:

         (a) The Lender shall have received counterparts of each Mortgage and other security agreements as may be necessary in the reasonable opinion of the Lender naming the Borrower or its Subsidiaries or Affiliates, as applicable, as debtor in favor of the Lender, as secured party relating to each of the Peppertree Assets, duly executed and delivered by the Borrower or its Subsidiaries or Affiliates, as applicable, which Mortgages shall be in full force and effect.

         (b) The Lender shall have received evidence satisfactory to the Lender that each of the Mortgages shall have been recorded in the appropriate state or local recording office and, in connection therewith, the Lender shall have received such other documents, including a policy or policies of title insurance issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be requested by the Lender, insuring the Mortgages as valid liens on the Peppertree Assets having a priority acceptable to the Lender, together with such additional deliveries and legal opinions required to be furnished pursuant to the terms of the Mortgages, or as reasonably requested by the Lender.

         (c) The Borrower has advised the Lender that certain of the Peppertree Assets currently are encumbered by prior liens, and that the consent of the lien holder may be required in order to enter into a Mortgage relating to such property in favor of the Lender. If the Borrower is unable to enter into a Mortgage in favor of the Lender with respect to any Peppertree Assets, the Borrower shall provide the Lender with copies of the mortgage, deed of trust or other agreement setting forth the provision pursuant to which such Mortgage may not be entered into by the Borrower together with a letter dated no later than thirty (30) days from the date hereof from an authorized officer of such lien holder stating that such lien holder does not consent to the entering into of such a Mortgage by the Borrower.

         (d) The Borrower shall have paid the fees and expenses of the Lender incurred in connection with the Mortgages and all other agreements pursuant to which a lien, pledge or security interest in any Peppertree Assets is granted to the Lender and all documents related thereto (including, without limitation the fees and expenses of counsel to the Lender).

         (e) The Borrower and its Subsidiaries and Affiliates shall execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Lender may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Mortgages and any other agreements pursuant to which a lien, pledge or security interest in any Peppertree Assets is granted to the Lender and all documents related thereto.

         (f) The Borrower and its Subsidiaries and Affiliates shall maintain or cause to be maintained insurance covering physical loss or damage to the property subject to each Mortgage in such amounts and subject to such other provisions as the Lender shall reasonably request.

         6. Reference to and Effect on the Loan Documents.

         (a) On and after the date hereof, (i) all references in the Credit Agreement to "this Agreement", "hereof", "herein", or similar terms, (ii) all references to the Credit Agreement in each agreement, instrument and other document executed or delivered in connection with the Credit Agreement and (iii) all references to the Credit Agreement and all other Loan Documents, shall mean and refer to the Credit Agreement as amended by this Amendment.

         (b) Except as specifically amended hereby, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any Loan Document, nor constitute a waiver of any provision of any Loan Document.

         7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof (except Section 5-1401 of the General Obligations
Law).

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               BANK OF AMERICA, N.A., as Lender



                               By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                               EQUIVEST FINANCE, INC., as Borrower



                               By:   /s/ Richard C. Breeden
                                     -------------------------------------------
                                     Name: Richard C. Breeden
                                     Title:   Chairman, President and CEO


Acknowledged and consented to by:
--------------------------------



                               RESORT FUNDING, INC.


                               By:      /s/Richard C. Breeden
                                        Name: Richard C. Breeden
                                        Title: Chairman and CEO

                               EASTERN RESORTS CORPORATION


                               By:      /s/Richard C. Breeden
                                        -----------------------------
                                        Name: Richard C. Breeden
                                        Title:  Chairman

                               LONG WHARF MARINA RESTAURANT, INC.

                               By:      /s/Richard G. Winkler
                                        ----------------------------
                                        Name: Richard G. Winkler
                                        Title:  Secretary

                               BLUEBEARD'S CASTLE, INC.


                               By:      /s/Richard C. Breeden
                                        ----------------------------
                                        Name: Richard C. Breeden
                                        Title: Chairman

                               CASTLE ACQUISITION INC.


                               By:      /s/Richard C. Breeden
                                        ----------------------------
                                        Name: Richard C. Breeden
                                        Title:  Chairman

                               AVENUE PLAZA LLC


                               By:      /s/Richard C. Breeden
                                        ------------------------------
                                        EQUIVEST LOUISIANA, Managing
                                        Member
                                        Name: Richard C. Breeden
                                        Title: Chairman

                               OCEAN CITY COCONUT MALORIE, INC.


                               By:      /s/ Richard C. Breeden
                                        Name: Richard C. Breeden
                                        Title: Chairman

                               ST. AUGUSTINE RESORT DEVELOPMENT GROUP, INC.


                               By:      /s/Richard C. Breeden
                                        Name: Richard C. Breeden
                                        Title: Chairman

                               EQUIVEST WASHINGTON, INC.
                               (f/k/a EFI D.C. ACQUISITION, INC.)


                               By:      /s/ Richard C. Breeden
                                        --------------------------------
                                        Name: Richard C. Breeden
                                        Title: Chairman

                               EQUIVEST ST. THOMAS, INC.
                               (f/k/a EFI ST. THOMAS ACQUISITION, INC.)


                               By:      /s/Richard C. Breeden
                                        Name: Richard C. Breeden
                                        Title:  Chairman

                               EQUIVEST LOUISIANA, INC.
                               (f/k/a EFI LOUISIANA ACQUISITION, INC.)


                               By:      /s/Richard C. Breeden
                                        ----------------------------------
                                        Name:  Richard C. Breeden
                                        Title: Chairman

                               EQUIVEST MARYLAND, INC.
                               (f/k/a EFI MARYLAND ACQUISITION, INC.)


                               By:      /s/Richard C. Breeden
                                        Name: Richard C. Breeden
                                        Title: Chairman

                               EQUIVEST FLORIDA
                               (f/k/a EFI FLORIDA ACQUISITION, INC.)


                               By:      /s/Richard C. Breeden
                                        ---------------------------------
                                        Name:  Richard C. Breeden
                                        Title:  Chairman

                               PEPPERTREE ACQUISITION II CORP.


                               By:      /s/Richard C. Breeden
                                        Name: Richard C. Breeden
                                        Title:  Chairman

                               PEPPERTREE RESORTS, LTD.


                               By:      /s/Richard C. Breeden
                                         -------------------------------
                                        Name:Richard C. Breeden
                                        Title: Chairman

                               PEPPERTREE RESORT VILLAS, INC.


                               By:      /s/Richard C. Breeden
                                        -------------------------------
                                        Name: Richard C. Breeden
                                        Title:  Chairman

                               PEPPERTREE RESORTS MANAGEMENT, INC.


                               By:      /s/Richard C. Breeden
                                        -------------------------------
                                        Name: Richard C. Breeden
                                        Title:  Chairman

                               EQUIVEST VACATION AND TRAVEL CLUB, INC.
                               (f/k/a PEPPERTREE RESORTS VACATION CLUB)

                               By:        /s/Richard C. Breeden
                                          ---------------------
                                             Name: Richard C. Breeden
                                             Title: Chairman

                                                                     Exhibit A-1


                                                                     Schedule 18



                                Peppertree Assets

                                 [See Attached]

                                   Exhibit A-2

                                   Schedule 19


                     Monthly Principal Amortization Schedule
                     ---------------------------------------

                         Date                 Amount ($)

                   04/17/2001                    100,000
                   05/17/2001                    200,000
                   06/17/2001                    250,000
                   07/17/2001                    250,000
                   08/17/2001                    250,000
                   09/17/2001                    250,000
                   10/17/2001                    250,000
                   11/17/2001                    250,000
                   12/17/2001                    250,000
                   01/17/2002                    250,000
                   02/17/2002                    300,000  (if extended; otherwise outstanding
                                                          principal amount due)
   The following shall apply during the Second Extension Period, if any

                   03/17/2002                    300,000
                   04/17/2002                    300,000
                   05/17/2002                    300,000
                   06/17/2002                    300,000
                   07/17/2002                    300,000
                   08/17/2002                    325,000
                   09/17/2002                    325,000
                   10/17/2002                    325,000
                   11/17/2002                    325,000
                   12/17/2002                    325,000
                    1/17/2003                    325,000
                    2/17/2003     (outstanding principal
                                             amount due)

                             Additional Prepayments
                             ----------------------

                         Date                 Amount ($)

                   11/01/2001                  1,000,000
                   01/31/2002                  2,500,000   (if option set forth in Section
                                                                      2.8(b) is exercised)
                   11/01/2002                  1,300,000   (if option set forth in Section
                                                                      2.8(b) is exercised)


                                                                     Exhibit A-3


                                                                     Schedule 20

                                      Liens

                                 [See Attached]

                                                                       Exhibit B

                     FORM OF AMENDED AND RESTATED TERM NOTE

$15,389,250
                                                                  March 30, 2001

For value received, the receipt and sufficiency of which are hereby acknowledged, EQUIVEST FINANCE, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A., (the "Lender"), $15,389,250 in installments as set forth on Schedule 19 to the Credit Agreement (as defined below), together with interest on the unpaid balance of such amount from the date of the initial borrowing. This Note is the Term Note issued under the Credit Agreement dated as of November 17, 1999 among the Lender, the Borrower, Peppertree Acquisition Corp., and Peppertree Acquisition II Corp. (as amended by the First Amendment to the Credit Agreement, dated as of June 30, 2000 and the Second Amendment and Waiver to Credit Agreement, dated as November 17, 2000, and extended by the Letter Agreement dated February 17, 2001 and the Letter Agreement dated March 17, 2001 and amended by the Third Amendment dated as of March 30, 2001, the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Term Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at a rate equal the LIBOR Basis or the Reference Rate or, under certain circumstances at the Default Rate, as contemplated in the Agreement, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Maturity Date. Payments received by the Lender shall be applied against principal and interest as provided for in the Agreement.

To the fullest extent permitted by applicable law, the Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to the Lender's taking possession or control of, or to the Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing the Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

The Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

The Borrower agrees to pay to the Lender all fees and expenses described in the Agreement.

THE BORROWER ACKNOWLEDGES THAT THE BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                                             EQUIVEST FINANCE, INC.


                                             By:
                                                ----------------------------
                                             Name:
                                             Title: